UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2003





                                 OFFICEMAX, INC.



             (Exact name of registrant as specified in its charter)

          OHIO                          1-13380                 34-1573735
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


                          3605 WARRENSVILLE CENTER ROAD
                           SHAKER HEIGHTS, OHIO 44122
               (Address of principal executive offices) (Zip Code)

                                 (216) 471-6900
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 5.       Other Events.
              -------------

     On August 6, 2003, a complaint was filed against OfficeMax, Inc. ("OfficeMax") and certain of its directors in the Court of Common Pleas, Cuyahoga County, Ohio. The complaint purports to be brought as a class action on behalf of OfficeMax's shareholders. The complaint alleges that OfficeMax and its board of directors breached their fiduciary duties by approving the terms of the proposed merger of OfficeMax with a wholly owned subsidiary of Boise Cascade Corporation. The complaint seeks an order preventing OfficeMax from proceeding with the merger, along with other injunctive relief. OfficeMax believes the complaint is without merit and intends to vigorously contest the action.

     The text of the complaint is incorporated by reference herein as Exhibit 99.1.

Item 7.       Exhibits.
              ---------

Exhibit No.   Exhibit
-----------   -------

   99.1 Complaint, dated August 6, 2003, filed in the Court of Common Pleas, Cuyahoga County, Ohio.



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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 OFFICEMAX, INC.


                                   By:
                                        /s/ Ross H. Pollock
                                        ----------------------------------
                                        Name:   Ross H. Pollock
                                        Title:  Secretary



Date:  August 14, 2003



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




                                INDEX TO EXHIBITS


Exhibit No.   Exhibit
-----------   -------

   99.1 Complaint, dated August 6, 2003, filed in the Court of Common Pleas, Cuyahoga County, Ohio.






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